SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                of 1934




Date of Report
(Date of earliest event reported):   June 26, 1998
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                       PACIFIC ENTERPRISES
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       (Exact name of registrant as specified in its charter)


CALIFORNIA                      1-00040                    94-0743670
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(State of incorporation      (Commission             (I.R.S. Employer
or organization)             File Number)          Identification No.


555 West Fifth Street, Suite 2900, Los Angeles, California 90013-1011
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(Address of principal executive offices)                   (Zip Code)


                                                       (213) 244-1200
Registrant's telephone number, including area code-------------------


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   (Former name or former address, if changed since last report.)

                                   FORM 8-K

Item 1.  Changes in Control

Sempra Energy, on June 26, 1998, acquired all of the outstanding
Common Stock of Pacific Enterprises. Such shares represent approximately 99% of Pacific Enterprises' outstanding voting securities.

The acquisition was effected in connection with a business combination of Pacific Enterprises and Enova Corporation (the corporate parent of San Diego Gas & Electric Company) effected as a tax-free reorganization and accounted for as a pooling of interests for financial reporting purposes. Sempra Energy was formed to serve as a holding company for the two corporations in connection with the combination and has not conducted any business activities other than those incidental to the combination.

The business combination was approved by the respective shareholders of Pacific Enterprises and Enova Corporation on March 11, 1997 and was effected on June 26, 1998 following the receipt of requisite regulatory approvals. In the combination each of the 83,917,664 outstanding shares of Pacific Enterprises Common Stock was converted into 1.5038 shares of Sempra Energy Common Stock and each of the 113,614,942 outstanding shares of Enova Corporation Common Stock was converted into one share of Sempra Energy Common Stock. Shares of Sempra Energy Common Stock are traded on the New York and Pacific Stock Exchanges under the trading symbol SRE.

Shares of Pacific Enterprises' Preferred Stock were not converted in the business combination and remain outstanding without any change in their rights, preferences and privileges.

For a more complete description of the business combination and related information, reference is made to the Joint Proxy Statement/Prospectus of Pacific Enterprises and Enova Corporation dated February 7, 1997, included as part of the Registration Statement on Form S-4 (Registration No. 33-21229) of Sempra Energy (then named Mineral Energy Corporation).



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits

        2. Agreement and Plan of Merger and Reorganization dated as of October 12, 1996 and as amended January 13, 1997 among Enova Corporation, Pacific Enterprises, Sempra Energy (then named Mineral Energy Company), G Mineral Energy Sub and B Mineral Energy Sub (filed as Annex A to the Joint Proxy Statement/Prospectus dated February 7, 1997 included in the Registration Statement on Form S-4 (Registration Statement No. 333-21229) of Sempra Energy (then named Mineral Energy Company) and incorporated hereby by reference).

                              SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    PACIFIC ENTERPRISES
                                             (Registrant)


Date: June 30, 1998                 By: /s/ N.E. Schmale
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                                        N.E. SCHMALE
                                        Executive Vice President and
                                        Chief Financial Officer